                                                                EXHIBIT 10.4


                                                                  EXECUTION COPY


                                PLEDGE AGREEMENT

        THIS PLEDGE AGREEMENT (hereinafter this Agreement) is made and entered into this 6th day of June, 1997, by and between each of those parties identified and set forth on Schedule 1 attached hereto, each of which is incorporated in the state listed adjacent to its name as set forth on Schedule 1 attached hereto (individually and collectively hereinafter Pledgor), and NPF X, Inc., an Ohio corporation (hereinafter Pledgee).


                             BACKGROUND INFORMATION

         A. Coastal Physician Group, Inc. ("Coastal") and Pledgee entered into that certain Loan and Security Agreement dated as of June 6, 1997 (hereinafter the Loan Agreement), as further evidenced by that certain Promissory Note made by Coastal payable to Pledgee, dated as of June 6, 1997 (hereinafter the "Note"), whereby Pledgee loaned to Coastal working capital loans and certain sums in order to facilitate the issuance to Coastal and/or its direct and indirect subsidiaries, of certain letters of credit (collectively referred to hereinafter as the "Loans"), all pursuant to and as more specifically set forth in the Loan Agreement and the Note; and

         B. In order to induce Pledgee to enter into the Loan Agreement and the Note, Pledgor has agreed to pledge to Pledgee, as security for Pledgor's payment and other obligations under the Loan Agreement and the Note, all of Pledgor's right, title and interest in, to and under the Collateral, as such term is hereinafter defined.


                             STATEMENT OF AGREEMENT

        NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and the mutual covenants contained herein, the parties agrees as follows:

         1. Certain Definitions. As used herein, (i) the term Stock shall mean all of the issued and outstanding common and preferred stock, now owned or at any time hereunder acquired by the Pledgor, of any of its Subsidiaries that are corporations, which Stock is more specifically identified and set forth on Exhibit A attached hereto which is incorporated in its entirety herein by this reference; (ii) the term Interests shall mean all of the right, title and interest of the Pledgor, now owned or at any time hereafter acquired by the Pledgor, in any of its Subsidiaries that are not corporations (including, without limitation, any partnerships and joint ventures), and shall include, without limitation, all rights and interests of the Pledgor existing under all partnership, joint venture or other agreements creating or governing such right, title and interest, to which the Pledgor is now or may hereafter become a party (as the same may be amended, modified, supplemented or restated from time to time, collectively, the "Investment

Agreements"), including, without limitation, all rights of the Pledgor to receive payments or other distributions thereunder, and all rights granted or terms supplied by applicable law thereunder or in connection therewith; and
(iii) the term Securities shall mean all of the Stock and the Interests. The use of the term Securities hereunder to refer collectively to the Stock and the Interests is for convenience of description only and shall not be construed to mean or suggest that any of the Stock or Interests constitutes a security within the meaning of applicable federal or state securities laws.

                All Stock at any time pledged hereunder is hereinafter called the Pledged Stock; all Interests at any time pledged hereunder are hereinafter called the Pledged Interests; all Pledged Stock and Pledged Interests together are called the Pledged Securities; and the Pledged Securities, together with all proceeds thereof, including any securities and moneys received and at the time held by the Pledgee hereunder, are hereinafter called the Collateral.

                The Pledgor represents and warrants, as to the Stock and Interests owned by the Pledgor and required to be pledged hereunder, that on the date hereof (i) the Stock consists of the number and type of shares of the capital stock of the corporations as described in Exhibit A; (ii) such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Exhibit A; (iii) the Pledgor has no Interests and is not a party to any Investment Agreements; and (iv) the Pledgor is the holder of record and sole beneficial owner of the Stock as is set forth in Exhibit A, and there exist no warrants, options, preemptive rights or other rights or restrictions in favor of third parties in respect of any of the Stock other than as evidenced by this Agreement.

                The Pledgor represents and warrants that the chart attached hereto as Schedule 2 accurately and completely reflects the corporate structure and ownership of all of the Subsidiaries of the Pledgor as of the date hereof.

         2. Pledge of Securities. To secure the Secured Obligations of the Pledgor, Pledgor herewith (i) delivers to Pledgee the Securities owned by the Pledgor on the date hereof, together with the certificate(s) representing the Securities, accompanied by undated stock powers duly executed in blank by the Pledgor, or such other instruments of transfer as are acceptable to the Pledgee; and (ii) grants a security interest in the Collateral to Pledgee.

         3. Additional Securities. If the Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Securities (or certificates or instruments representing Securities) at any time or from time to time after the date hereof, such Securities shall be automatically deemed to be Pledged Securities and to be pledged to the Pledgee pursuant to Section 2 of this Agreement, and the Pledgor will deposit such Securities (or certificates or instruments representing Securities) as security with the Pledgee and deliver to the Pledgee any certificates or instruments therefor, accompanied by undated stock powers duly executed in blank by the Pledgor, or such other instruments of transfer as are acceptable to the Pledgee. Additionally, if the Pledgor shall acquire any Interests at any time or from time to time after the date hereof, the Pledgor will deliver complete and correct copies of all Investment Agreements to which such Interests relate, including all schedules and exhibits thereto (and will from time to time thereafter, promptly upon any amendment or modification thereof, deliver a complete and correct copy of the same to the Pledgee), and will use its best efforts to deliver to the Pledgee the consents of all Persons required to be obtained under the provisions of the relevant Investment Agreements or under applicable law as a condition to the valid and lawful pledge of such Interests to the Pledgee, each in form and substance satisfactory to the Pledgee. In the event that any pledge of Interests hereunder would be voidable absent any such consents, such pledge shall be deemed void ab initio, and the Pledgor will repledge such Interests hereunder promptly upon obtaining such consents.

                  Notwithstanding anything to the contrary contained herein, if any Securities (whether now owned or hereafter acquired) are uncertificated securities within the meaning of the applicable Uniform Commercial Code or are otherwise not evidenced by any stock certificate or similar certificate or instrument, the Pledgor will promptly notify the Pledgee thereof and will promptly take all actions required to perfect the security interest of the Pledgee under applicable law, including, as applicable, under Article 8 or 9 of the applicable Uniform Commercial Code. The Pledgor further agrees to take such actions as the Pledgee reasonably deems necessary or desirable to effect the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel reasonably satisfactory to the Pledgee with respect to any such pledge of uncertificated Securities promptly upon request of the Pledgee.

         4. Secured Obligations. This Agreement is made by the Pledgor for the benefit of the Pledgee to secure:

                  (i) the full and prompt payment to the Pledgee, at any time and from time to time as and when due (whether at the stated maturity, by acceleration or otherwise), of all of the obligations of the Pledgor, including, without limitation, all principal of and interest on the Loans (including, to the greatest extent permitted by law, interest accruing after the filing of a petition or commencement of a case by or with respect to the Pledgor seeking relief under any bankruptcy or insolvency laws, regardless of whether a claim for any such interest is allowed against the Pledgor in any such proceeding);

                  (ii) any and all sums advanced by the Pledgee in order to preserve the Collateral or to preserve its security interest in the Collateral; and

                  (iii) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of the Pledgor referred to in clauses (i) and (ii) above, after an Event of Default (such term to mean and include, for purposes of this Agreement, any Event of Default within the meaning of the Loan Agreement or the
         Note) shall have occurred and be continuing, the expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys fees and court costs;

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (iii) of this Section, are collectively referred to hereinafter as the Secured Obligations.

         5. Representations/Warranties. Pledgor represents, warrants and agrees that (a) it has the power to execute this Agreement and to carry out all of the terms, covenants and provisions contained herein; (b) no person, firm or entity has any rights to purchase or acquire the Collateral; (c) the Collateral is duly issued, fully paid and nonassessable; (d) Pledgor owns the Collateral free and clear of any and all liens, charges or encumbrances thereon or affecting the title thereto, except encumbrances created by this Agreement; (e) Pledgor has good right and lawful authority to assign, transfer and deliver the Collateral to Pledgee, as hereinabove provided, and will warrant and defend the title thereto, and the security interest therein, conveyed to Pledgee by this Agreement, against the claims of all persons whomsoever and wheresoever situated; (f) Pledgor will not withdraw as a shareholder, partner, joint venturer or investor in any Subsidiary, file or pursue any action that may cause a dissolution or liquidation of any Subsidiary or seek any partition or similar relief in respect thereof; (g) Pledgor will not amend, modify or terminate any Investment Agreement; (h) Pledgor will not sell, assign or transfer and will not pledge, hypothecate, mortgage or otherwise encumber any right or rights with respect to the Collateral or any rights or interests thereunder absent the express written consent of Pledgee; and (i) Pledgor will not agree to do or cause to be done any of the foregoing, in a manner that would have the effect of impairing the position or interests of the Pledgee.

         6. Holding of Collateral. Pledgee shall hold the Collateral as security for the Secured Obligations and other obligations of Pledgee under the Loan Agreement and the Note, and shall not at any time dispose of any of the Collateral or further encumber the same except as is herein otherwise provided. Except for treatment of the Collateral in its possession in a manner substantially equivalent to that which the Pledgee, in its individual capacity, accords its own property of a similar nature, and the account for moneys actually received by it hereunder, the Pledgee shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to the Collateral. The Pledgee shall not be liable to the Pledgor for any loss or damage sustained by it, or for any loss, damage, depreciation or other diminution in the value of any of the Collateral that may occur as a result of or in connection with or that is in any way related to any exercise by the Pledgee of any right or remedy under this Agreement or any other act or failure to act on the part of the Pledgee, except to the extent that the same is caused by its own gross negligence or willful misconduct.

         7. Dividends/Distributions. So long as no Event of Default has occurred and is continuing, Pledgor shall be entitled to receive all cash dividends or distributions payable in respect of the Pledged Securities, provided, that all cash dividends or distributions payable in respect of the Pledged Securities in connection with the dissolution, liquidation, recapitalization or reclassification of the capital of any Subsidiary (other than any such transaction permitted by the Loan Agreement and the Note) that are determined by the Pledgee, in its sole and absolute discretion, to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital shall be paid, to the extent so determined to represent an extraordinary, liquidating or other distribution in return of capital, to the Pledgee and retained by it as part of the Collateral (unless such cash dividends are applied to the repayment of the Secured

Obligations). The Pledgee also shall be entitled to receive directly, and to retain as part of the Collateral:

                  (i) all other or additional stock or other securities or property (other than cash) paid or distributed by way of dividend or otherwise in respect of the Pledged Securities;

                  (ii) all other or additional stock or other securities or property (including cash, unless applied to the repayment of the Secured Obligations) paid or distributed in respect of the Pledged Securities by way of stock split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

                  (iii) all other or additional stock or other securities or property (including cash, unless applied to the repayment of the Secured Obligations) paid or distributed in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization (other than any such transaction permitted by the Loan Agreement and the Note).

                  Nothing contained in this Section shall limit or restrict in any way the Pledgees right to receive proceeds of the Collateral in any form in accordance with this Agreement. All dividends, distributions or other payments that are received by the Pledgor contrary to the provisions of this Section and
Section 9 shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of the Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsements).

         8. Voting. So long as no Event of Default has occurred and is continuing, the Pledgor shall be entitled to vote any and all Pledged Securities owned by it, and to give consents, waivers or ratifications in respect thereof; provided, that no vote shall be cast, nor any consent, waiver or ratification given or any action taken, nor any other action taken or fail to be taken, that would, or could reasonably be excepted to, violate or be inconsistent with any of the terms of this Agreement, the Loan Agreement, the Note or any Investment Agreement, or have the effect of impairing the position or interests of the Pledgee. All such rights of the Pledgor to vote and to give consents, waivers and ratifications shall cease immediately upon the occurrence and at all times during the continuance of an Event of Default.

         9. Remedies Upon Event of Default. In case an Event of Default shall have occurred and be continuing, Pledgee shall have all rights and privileges of the holder of record of the Collateral and the Pledgee shall be entitled to exercise all of its rights, powers and remedies (whether vested in it by this Agreement, or by law, including all the rights and remedies of a secured party under the applicable Uniform Commercial Code) for the protection and enforcement of its rights in respect of the Collateral, and shall be entitled, in particular (but without limitation of the foregoing), to exercise the following rights, which the Pledgor hereby agrees to be commercially reasonable:

                  (i) Pledgee may, at its election, declare the entire amount of the Loan Agreement and the Note then outstanding due and payable at once;

                  (ii) to receive all amounts payable in respect of the Collateral otherwise payable under Section 7 to the Pledgor;

                  (iii) to transfer all or any part of the Collateral into the Pledgees name or the name of its nominee or nominees;

                  (iv) to vote all or any part of the Pledged Securities (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (the Pledgor hereby constituting and appointing the Pledgee as the proxy and attorney-in-fact of the Pledgor, with full power of substitution to do so, which power, being coupled with an interest, is irrevocable for so long as the Loan Agreement, the Note and this Agreement shall be in effect); and

                  (v) at any time or from time to time, to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by the Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and to adjourn the same from time to time, and for such price or prices and on such terms as the Pledgee in its sole and absolute discretion may determine to be commercially reasonable; provided, that, unless the Collateral threatens to decline speedily in value, there shall be given to the Pledgor at least ten (10) days notice of the time and place of any such public sale or the time after which any private sale may be made. The Pledgor hereby waives and releases, to the fullest extent permitted by law, any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshaling the Collateral and any other security for the Secured Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption, and the Pledgee shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Pledgee at such sale. The Pledgee shall not be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing, nor shall the Pledgee be under any obligation to take any action whatsoever with regard thereto.

                  (vi) apply proceeds of disposition of the Stock available for satisfaction of the Pledgors indebtedness in any order of preference which Pledgee, in its sole discretion, chooses, and to the extent there is a deficiency in the proceeds of disposition of the Stock, Pledgee shall collect such deficiency from Pledgor and to the extent there are excess proceeds from the disposition of the Stock, Pledgee shall pay to any other pledgee or secured party, if any, an amount necessary in order to satisfy such obligations and shall pay any amount remaining to Pledgor.

                  Notwithstanding any other provision contained herein or in any other credit document or Investment Agreement, in no event shall the Pledgee have or assume any of the obligations or liabilities of the Pledgor under any Investment Agreement by virtue of this Agreement or any foreclosure or other action taken by the Pledgee hereunder, even if the Pledgee is deemed to have become a substitute partner or acquired any similar status under the terms of any Investment Agreement or applicable law, except to the extent the Pledgee shall have expressly agreed otherwise in writing. Pledgor agrees to sign, execute or endorse any and all documents or instruments necessary to effect foreclosure of the pledge contemplated herein.

         10. Event of Default. For purposes of this Agreement, each of the following shall be deemed an Event of Default:

         (a) the occurrence of an Event of Default under the Loan Agreement or the Note;

         (b) failure of Pledgor to perform any of the terms of this Agreement including, without limitation, any attempt of Pledgor to transfer any beneficial interest in the Pledged Securities not permitted hereby; or

         (c) any representation or warranty made by Pledgor in this Agreement or in any other agreement or assignment entered into in connection with the Loan Agreement, or in any report, certificate, financial statement or other instrument furnished in connection with the Loan Agreement or this Agreement shall prove to be false or misleading in any material respect.

         11. Attorney-in-Fact. While any Event of Default exists and is continuing, the Pledgor hereby irrevocably appoints the Pledgee its lawful attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor, the Pledgee or otherwise, and with full power of substitution in the premises, from time to time in the Pledgees reasonable discretion (but subject to the rights of the Pledgor under Sections 7 and 8) to take any action and to execute any instrument that the Pledgee may reasonably deem necessary or advisable to accomplish the purpose of this Agreement, including, without limitation:

                  (i) to ask, demand, collect, sue for, recover, compound, compromise, settle, receive and give acquittance and receipts for moneys due and to become due under or in respect of the Loan Agreement, the Note, the Collateral or any other collateral for the Loan Agreement or the Note;

                  (ii) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) above;

                  (iii) to file any claims or take any action or institute any proceedings that the Pledgee may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Pledgee with respect to any of the Collateral;

                  (iv) upon the occurrence of a breach, default or event of default by the Pledgor under the Investment Agreement (whether or not the same shall constitute an Event of Default), the Pledgor hereby agrees promptly to notify the Pledgee thereof, to correct or cure the same in such manner and to such extent as the Pledgee shall reasonably deem necessary to protect its security interest in the Pledged Interests thereunder, including, without limitation, to appear in and defend any action or proceeding purporting to affect such Interests, to perform and discharge any material obligation, covenant and agreement of the Pledgor under such Investment Agreement, and, in exercising any such powers, to incur and pay, for the account of the Pledgor, necessary and reasonable costs and expenses (including reasonable attorneys fees), but without any obligation on the part of the Pledgee to do any of the foregoing; and

                  (v) to perform the affirmative obligations of the Pledgor under this Agreement;

and, in the case of each of clauses (i) through (v) above, the Pledgee shall use its best efforts to give the Pledgor notice of any action taken by it in accordance with this Section as soon as practicable after such action is taken; provided, however, that the failure to give any such notice shall not in any way impair the authority of the Pledgee pursuant to this Section or the validity of any action taken by the Pledgee pursuant hereto, or result in any liability on the part of the Pledgee to the Pledgor or any of its Subsidiaries. The exercise by the Pledgee of any of its rights pursuant to this Section shall not create any further obligation on the part of the Pledgee to exercise any other rights hereunder or to take any other or future action in respect thereof. The power of attorney granted under this Section, being coupled with an interest, is irrevocable for so long as this Agreement shall be in effect.

        (c) If the Pledgor fails to perform any agreement contained herein after written request to do so by the Pledgee, the Pledgee may itself perform, or cause performance of, such agreement, and the reasonable expenses so incurred in connection therewith shall be payable by the Pledgor pursuant to Section 13.

         12. Delay Not Waiver. Pledgee may delay exercising or omit to exercise any right or remedy under this Agreement without waiving that or any other past, present or future right or remedy except in writing signed by Pledgee.

         13. Indemnification. The Pledgor agrees to indemnify and hold harmless the Pledgee from and against any and all claims, demands, losses, judgments and liabilities of every kind or nature, and to reimburse the Pledgee for all costs and expenses (including, without limitation, reasonable attorneys fees), arising out of or resulting from this Agreement or the exercise by the Pledgee of any interests, rights or remedies granted hereunder, provided, that the Pledgee shall not be entitled to indemnification pursuant to this Section for claims, demands, losses, judgments and liabilities to the extent caused by its gross negligence or willful misconduct. In no event shall the Pledgee be liable for any matter or thing in connection with this Agreement other than to account for moneys actually received by it in accordance with the terms hereof. If and to the extent that the obligations of the Pledgor under this Section are unenforceable for any reason, the Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations that is permissible under applicable law.

         14. Additional Acts. Pledgor shall, at its own expense, do, make, procure, execute and deliver all acts, things, writings and assurances as Pledgee may at any time reasonably request to protect, assure or enforce its interests, rights and remedies created by, provided in or emanating from this Agreement.

         15. Payment/Retransfer. Upon the payment of the entire amount of the principal and interest required by the terms of the Loan Agreement and the Note, Pledgee shall retransfer the Collateral to Pledgor unless the Collateral has been previously transferred to another pledgee or secured party with the prior express written consent of Pledgee.

         16. Binding Effect. This Agreement shall be binding on and inure to the benefit of the parties hereto, their personal representatives, successors and assigns. Facsimile signatures shall be binding upon the parties hereto.

         17. Modification/Termination/Amendment. This Agreement shall not be changed, modified, terminated, canceled or amended except by a writing signed by all of the parties hereto.

         18. Governing Law. This Agreement shall be construed in accordance with the laws of Ohio. The parties hereto agree that any action concerning, relating to, or involving this Agreement must be venued in Franklin County, Ohio, and the parties hereby consent to the jurisdiction of the courts in said county.

         19. Headings. The headings and captions herein are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Agreement or the intent of any provision thereof.

         20. Counterparts. This Agreement may be executed in one or more counterparts all of which together shall constitute a binding and enforceable agreement with respect to each party.

         21. Severability. The invalidity of any provision or provisions of this Agreement shall not affect the other provisions, and this Agreement shall be construed in all respects as if any invalid provisions were omitted.

        IN WITNESS WHEREOF, the Pledgee and each Pledgor has caused this Agreement to be executed under seal by its duly authorized officer as of the date first above written.

                                                  PLEDGEE:

                                                  NPF X, INC.



                                                  By: /s/ Lance K. Poulson
                                                     -------------------------
                                                  Name:   Lance K. Poulsen
                                                  Title:  Chairman

                                                  Address:

                                                  6125 Memorial Drive
                                                  Dublin, Ohio  43017




            THE SIGNATURES OF THE PLEDGORS EXECUTING THIS AGREEMENT AS OF THE DATE FIRST ABOVE WRITTEN ARE ON THE FOLLOWING
                     SEQUENTIALLY NUMBERED SIGNATURE PAGES.

                                        BIRTH CENTERS OF FLORIDA, INC.

                                        By: /s/ Steven M. Scott, M.D.
                                           ------------------------------------
                                        Name:   Steven M. Scott, M.D.
                                        Title:  Senior Executive Vice President


                                        Address:

                                        2828 Croasdaile Drive
                                        Durham, North Carolina  27705

                                        COASTAL GOVERNMENT SERVICES, INC.


                                        By: /s/ Steven M. Scott, M.D.
                                           ------------------------------------
                                        Name:   Steven M. Scott, M.D.
                                        Title:  Senior Executive Vice President


                                        Address:

                                        2828 Croasdaile Drive
                                        Durham, North Carolina  27705

                                        COASTAL GOVERNMENT SERVICES
                                        MANAGEMENT GROUP, INC.


                                        By: /s/ Steven M. Scott, M.D.
                                           ------------------------------------
                                        Name:   Steven M. Scott, M.D.
                                        Title:  Senior Executive Vice President



                                        Address:

                                        2828 Croasdaile Drive
                                        Durham, North Carolina  27705

                                        COASTAL MANAGED HEALTHCARE, INC.


                                        By: /s/ Deborah L. Redd
                                           ------------------------------------
                                        Name:   Deborah L. Redd
                                        Title:  President


                                        Address:

                                        2828 Croasdaile Drive
                                        Durham, North Carolina  27705

                                        COASTAL PHYSICIAN GROUP, INC.


                                        By: /s/ Steven M. Scott, M.D.
                                           ------------------------------------
                                        Name:   Steven M. Scott, M.D.
                                        Title:  President & CEO



                                        Address:

                                        2828 Croasdaile Drive
                                        Durham, North Carolina  27705

                                        COASTAL PHYSICIAN GROUP OF
                                        FLORIDA, INC.


                                        By: /s/ Steven M. Scott, M.D.
                                           ------------------------------------
                                        Name:   Steven M. Scott, M.D.
                                        Title:  Senior Executive Vice President


                                        Address:

                                        2828 Croasdaile Drive
                                        Durham, North Carolina  27705

                                        COASTAL PHYSICIAN NETWORKS, INC.


                                        By: /s/ Steven M. Scott, M.D.
                                           ------------------------------------
                                        Name:   Steven M. Scott, M.D.
                                        Title:  Senior Executive Vice President


                                        Address:

                                        2828 Croasdaile Drive
                                        Durham, North Carolina  27705

                                        COASTAL PHYSICIAN SERVICES, INC.


                                        By: /s/ Steven M. Scott, M.D.
                                           ------------------------------------
                                        Name:   Steven M. Scott, M.D.
                                        Title:  President & CEO



                                        Address:

                                        2828 Croasdaile Drive
                                        Durham, North Carolina  27705

                                        COASTAL PHYSICIAN SERVICES
                                        OF SOUTH FLORIDA, INC.


                                        By: /s/ Kirk Doolittle
                                           ------------------------------------
                                        Name:   Kirk Doolittle
                                        Title:  President


                                        Address:

                                        2828 Croasdaile Drive
                                        Durham, North Carolina  27705

                                        COASTAL PRACTICE SERVICES
                                        OF THE NORTHEAST, INC.


                                        By: /s/ Kirk Doolittle
                                           ------------------------------------
                                        Name:   Kirk Doolittle
                                        Title:  President


                                        Address:

                                        2828 Croasdaile Drive
                                        Durham, North Carolina  27705

                                        HEALTH ENTERPRISES, INC.


                                        By: /s/ Deborah L. Redd
                                           ------------------------------------
                                        Name:   Deborah L. Redd
                                        Title:  President


                                        Address:

                                        2828 Croasdaile Drive
                                        Durham, North Carolina  27705

                                        HEALTHCARE BUSINESS RESOURCES,
                                        INC.


                                        By: /s/ Steven M. Scott, M.D.
                                           ------------------------------------
                                        Name:   Steven M. Scott, M.D.
                                        Title:  Senior Executive Vice President


                                        Address:

                                        2828 Croasdaile Drive
                                        Durham, North Carolina  27705

                                        INTEGRATED PROVIDER NETWORKS,
                                        INC.


                                        By: /s/ Steven M. Scott, M.D.
                                           ------------------------------------
                                        Name:   Steven M. Scott, M.D.
                                        Title:  Senior Executive Vice President



                                        Address:

                                        2828 Croasdaile Drive
                                        Durham, North Carolina  27705